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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

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                         Date of Report: April 23, 2003

                                  PLEXUS CORP.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                       000-14824               39-1344447
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(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number          Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin       54957-0156
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(Address of principal executive offices)        (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 722-3451
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Item 7. Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is furnished pursuant to Item 12 of this Report:

         99.1     Plexus press release dated April 23, 2003

Item 9. Regulation FD Disclosure

This information is being furnished pursuant to Item 12 of Form 8-K.

Results of Operations and Financial Condition.

On April 23, 2003, Plexus Corp. announced its results for the second quarter of fiscal 2003, ended March 31, 2003, and for the six months then ended. A copy of Plexus' related press release is furnished to the Commission by attaching it as an exhibit to this report.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 23, 2003                       /s/ F. Gordon Bitter
                                           -------------------------------------
                                           F. Gordon Bitter
                                           Chief Financial Officer






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EXHIBIT 99.1






































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